EXHIBIT 10.4

                              September 20, 1994

3DX Technologies, Inc.
16001 Park Ten Place

Suite 200
Houston, Texas 77084-5120

Attention:  Mr. Joseph Schuchardt, Vice President
            Business Development

                                         RE:   Texoil Company's 1994 Seismic and
                                               Exploration Joint Venture

Gentlemen:

      When accepted by you, this letter shall evidence the agreement between you ("3DX" for purposes of this agreement) and Texoil Company ("Tcxoil" for purposes of this agreement) regarding your participation with Texoil, in reviewing the oil and gas prospects identified in Exhibit "A" (and outlined in Exhibits A-1 through A-6) of this agreement ("Subject Prospects") to determine which of Subject Prospects are suitable for 3-D) seismic survey, designing the 3-D seismic program for the prospects to be surveyed, providing field supervision and quality control, processing the data, interpreting the data, and reviewing the seismic data and reporting your findings to Texoil in consideration of a portion of Texoil's position in Subject Prospects on an unpromoted basis, all in accordance with this agreement:

                                      1.

      Texoil proposes to form a joint venture with oil and gas industry and financial partners (parties other than you and Texoil) that in general terms will provide as follows:

            (a) Texoil will contribute to the joint venture its proprietary position in maps, geological and geophysical information, and in-house work defining and supporting the geological concepts underlying Subject Prospects Texoil's current costs and expenses in generating Subject Prospects is shown in Exhibit "B" of this agreement.

            (b) The joint venture will provide for the venture's business to be conducted in five (5) stages, generally described as: (i) the initial commitment for acquisition and review of available data; (ii) verification and identification of the prospects that are suitable for 3-D seismic survey; (iii) acquiring seismic permits on the suitable prosper, conducting 3-D seismic surveys, and, evaluating the surveys made; (iv) acquiring oil and gas leases and drilling the prospect selected for drilling; and (v) developing the oil and gas prospects that prove to be productive of oil or gas.

            (c) Each industry and financial participant will have the option and privilege of electing, on a prospect-by-prospect basis, to participate or not participate in each of phases 2, 3, 4 and 5, as outlined above. Each participant will agree to participate in phase 1 upon joining the venture.

            (d) The joint venture will be structured and offered to industry and financial participants on the basis that the industry and financial participants will bear 75% of the costs and expenses incurred by the joint venture for each prospect in phases 1, 2 and 3, and 50% of the costs and expenses incurred by the joint venture for each prospect in phases 4 and 5, in consideration of and for an undivided 50% interest in each prospect, subject, of course, to an option given each participant to elect not to participate in the next ensuing phase as to any such prospect, and the relinquishment of interest in that prospect to Texoil.

            (e) The joint venture agreement will contain customary provisions designating Texoil as Venture Manager; authorizing Texoil to engage seismic services and acquire seismic permits and options; authorizing Texoil to acquire oil arid gas leases, engage drilling contractors, and to drill and complete exploratory wells on oil and gas prospects selected for drilling; and providing for an agreed form of operating agreement to govern operations on each oil and gas prospect that is drilled.

                                      2.

      In consideration of your agreeing to perform seismic design, evaluation and supervisory services for the joint venture in the manner outlined in Exhibit "C" of this agreement and at no cost to the joint venture, and your agreeing to bear certain of the costs and expenses attributable to the interest which you elect to acquire or retain in Subject Prospects in accordance with this agreement,

Texoil agrees to assign and convey to you an undivided 12.5% interest in the Subject Prospects, which assignment will be subject to this agreement and to the joint venture agreement which Texoil will establish with industry and financial partners covering Subject Prospects.

                                      3.

      During phases 1 and 2 of the joint venture, Texoil will bear 100% of the costs and expenses attributable to your 12.5% interest in Subject Prospects. At such time as Texoil 3DX Technologies, Inc. advises you that phase 3 of the joint venture will be initiated, you will be obligated to elect, by notice in writing to Texoil, the prospects that you will participate in, and reimburse Texoil for 100% of your 12.5% share of the generating costs for each such prospect as outlined in Exhibit "B", and the phase 1 and phase 2 costs and expenses attributable to those prospects which were borne for you by Texoil during those phases of the joint venture. Thereafter, you will bear your prorata (12.5%) part of the costs and expenses incurred in phases 3, 4 and 5 which are attributable to the prospects which you elect to participate in at the commencement of phase 3 of the joint venture, subject also to the right after phase 3 to elect not to continue your interest in any such prospect by notifying Texoil and relinquishing your interest to Texoil. All costs and expenses which Texoil receives from industry or financial participants in the joint venture will vest in Texoil, and you will not share in those proceeds.

                                      4.

      In addition to other rights and options granted to you by this agreement, Texoil grants to you, on a prospect-by-prospect basis, and in and only in the prospects in which you have elected to continue to hold interest after phase 3, the option, exercisable by you after and only after phase 3 has been completed, to acquire from Texoil an additional undivided 1 % interest in each prospect (out of Texoil's interest) for every 10% share of the industry and financial participant's cost shares you have sold to an industry or financial participant on the basis that industry and financial participants bear 75% of phase 1, 2 and 3 costs for a 50% interest in the prospect. Your cost for the additional interest which you may acquire pursuant to this provision will be that percentage (the interest you acquire) of Texoil's generating costs, as outlined in Exhibit "B", plus that percentage of the phase 1, 2 and 3 costs attributable to the prospects in which you acquire interest. It is agreed that you may commence your sales efforts upon your execution of this agreement. This option shall be on an "interest available" basis, such that if all or a portion of the interest which Texoil is offering to industry and financial partners has been sold by Texoil prior to your selling any such interest, this option will be null and void, or at least reduced to the available interest. The sales you make will be on the terms and conditions established by Texoil, and the agreements evidencing such sales will he prepared and approved by Texoil.

                                      5.

      In addition to the oil and gas prospects described in Exhibit "A" of this agreement, this agreement shall extend to, cover and encompass, as if described in Exhibit "A" originally, any oil and gas prospect geological concept) covering lands in South Louisiana which Texoil elects to acquire from sources outside of Texoil as a potential 3-D seismic candidate during the period of time commencing with the date of this letter agreement and ending at the end of a six (6) month period to be provided for in the joint venture agreement referenced above, during which Texoil will be obligated to offer any such prospect to the joint venture.

                                      6.

      You agree to be bound by the terms and provisions of the joint venture agreement which Texoil establishes in the manner contemplated by this agreement, provided, however, where this agreement may conflict with the terms and provisions of the joint venture agreement as to your rights and interests, this agreement as between you and Texoil shall prevail.

      If this letter agreement correctly expresses our agreement, please evidence your agreement to be bound by the terms and provisions of this letter agreement by executing this agreement in the space provided below for your signature, and returning one fully executed copy to us at the address shown above.

                                    Yours very truly,

                                    TEXOIL COMPANY

                                    By:

                                    Its:

Agreed to and accepted this 20 day of 1994.

3DX TECHNOLOGIES, INC.

By:/S/ JOSEPH SCHUCHARDT

Its:/S/ VICE PRESIDENT

                                  EXHIBIT "A"

(ATTACHED TO AND MADE A PART OF THAT CERTAIN LETTER AGREEMENT DATED SEPTEMBER 20, 1994, BY AND BETWEEN 3DX TECHNOLOGIES, INC. AND TEXOIL COMPANY.)

                           THE EXPLORATION PROSPECTS

      The exploratory prospects in Texoil's inventory which presently comprise the Exploration Joint Venture are described below, and summarized on the following Exhibits "A-1" through "A-6".

CREOLE

      This prospect is an upthrown closure on a large down to the south fault. The 2-D seismic interpretation shows north and west dip which are confirmed by the dip meter in a key well on the flank of the structure. East closure is provided by a fault which has been confirmed by subsurface well cuts. A 3-D seismic survey will confirm closure on the west side of the prospect as well as the precise high point to drill a test well. As in the West Cameron Prospect, the potential pay zones are in the Planulina and the Christelaria R zones which have been prolific producers in the area.

WEST CAMERON

      This prospect lies within the wedge situated between two downthrown faults which converge into one fault to the East. The 2-D interpretation shows an anticlinal feature with some 200 feet of closure which could trap the Planulina suite of sands as well as possibly the Christelaria "R" sand, which are prolific producers in the immediate area. A 3-D survey will confirm the location at which to position a test well at the high point on the structure.

RACELAND

      This prospect is an upthrown closure on a very large down to the south, east-west trending fault. Good north and west dip have been established from the interpretation of excellent quality recent 2-D seismic data. There are also indications of east dip from older 2-D seismic. The 3-D survey would prove the existence of the east dip and the exact location at which to position a test well. The zones of interest in this prospect are the Rob 43 through Rob A section which have been prolific producers in the Lake Boeuf and southwest Lake Boeuf Fields which are in the area. Texas Meridian Resources has recently discovered significant oil reserves in the Rob A sand in a new structure at southwest Lake Boeuf.

DORCYVILLE DEEP

      This prospect is a very large fault closure which has been identified by seismic work done primarily by Texoil. The objective sand section lies deeper in the section than any of the wells in the area have to date penetrated. Detailed stratigraphic interpretation of 3-D seismic will be required to attempt to determine if reservoir quality sands are present at the objective depths.

CHALKLEY DEEP

      This prospect is a downthrown closure on s major fault which traps production at shallower depths in the field. The Marg howei zone is a major producer at a shallower depth in the Chalkley Field and also produces on trend at a comparable depth at which it will be encountered in this prospect A 3-D survey would confirm the exact placement of the north bounding fault as well as the East West closure which has been indicated by the 2~D seismic interpretation.

CHALKLEY SHALLOW

      This prospect consists of a satellite downthrown closure on a shallower fault which has also trapped significant reserves in the siphonina davisi and Amphistegina "B" zones. As interpreted now, a well to test the deeper Marg bowel section in the Chalkley Deep Prospect would also test the potential pay zones in this prospect. A 3-D survey would confirm this interpretation and locate a position for the test well at the top of the structure. A 3-D survey over the Chalkley Deep prospect would also cover this prospect. For this reason A 3-D cost has been allocated to this prospect.

                                 EXHIBIT "A-1"

PROSPECT:                        CREOLE

PARISH:                          CAMERON

AREA:                            1,400 ACRES

OBJECTIVE:                       LOWER MIOCENE (PLANULINA AND CHRISTELARIA "R")

POTENTIAL RESERVES:              205 BCFE

POTENTIAL PAY ZONES:             3

EST. NET LEASEHOLD:              76%        -    24% LEASE BURDENS

EST. COST TO VERIFY:             $43.0K     -    27 mi. 2-D seismic acquisition,
                                                 reprocessing  & interpretation

EST. COST OF 3-D SURVEY:         $700K      9 SQ. MILE SURVEY
                                            -----------------
                                            -    survey design
                                            -    options, permits & damages
                                            -    acquisition & acq. QC
                                            -    processing
                                            -    interpretation

EST. COST OF ACREAGE:            $280K      -    $270K bonus

                                            -    $10K brokerage

EST. COST TO DRILL TEST WELL:    $1MM       11.500' TEST WELL

TOTAL EST. COSTS:                $2,023,000

                                  EXHIBIT "A"

PROSPECT:                           WEST CAMERON

PARISH:                             CAMERON

AREA:                               1,000 ACRES

OBJECTIVES:                         MIDDLE AND LOWER MIOCENE

                       AMPHISTEGINA B AND SIPHONINA DAVISI

POTENTIAL RESERVES:              190 BCFE

POTENTIAL PAY ZONES:             4

EST. NET LEASEHOLD:              76.00%     -    25% lease burdens

EST. COST TO VERIFY:             $43.4K     -    27 mi. 2-D seismic acquisition,
                                                 reprocessing & interpretation

EST. COST OF 3-D SURVEY:         $700K      9 SQ. MILE SURVEY
                                            -----------------
                                            -    survey design
                                            -    options, permits  & damages
                                            -    acquisition & acq. QC
                                            -    processing
                                            -    interpretation

EST. COST OF ACREAGE:            $165K       -   $165K bonus

                                            -    $0 brokerage

EST. COST, DRILL TEST WELL:      $1.75MM    14.000' TEST WELL

TOTAL EST. COSTS:                $2,654,400

                              EXHIBIT "A-3"

PROSPECT:                        RACELAND

PARISH:                          LAFOURCHE

AREA:                            3,000 ACRES

OBJECTIVES:                      MIDDLE MIOCENE (ROB 43 - ROB A)

POTENTIAL RESERVES:              280 BCFE

POTENTIAL PAY ZONES:             5

EST. NET LEASEHOLD:              77%        -    23% lease burdens

EST. COST TO VERIFY:             $56.2K     -    2-D seismic acquisition,
                                                 reprocessing & interpretation

EST. COST OF 3-D SURVEY:         $1.48MM    34.5 SQ. MILE SURVEY
                                            --------------------
                                            -    survey design
                                            -    options,  permits  & damages
                                            -    acquisition & acq. QC
                                            -    processing
                                            -    interpretation

EST. COST OF ACREAGE:            $320K      -    $300K bonus

                                            -    $20K brokerage

EST. COST TO DRILL TEST WELL     $2.5MM     16.500' TEST WELL

TOTAL EST. COSTS:                $4,365,200

                              EXHIBIT "A-4"

PROSPECT:                        DORCYVILLE DEEP

PARISH:                          IBERVILLE

AREA:                            2,000 ACRES

OBJECTIVES:

POTENTIAL RESERVES:              400 BCFE

POTENTIAL PAY ZONES:             4

EST. NET LEASEHOLD:              74%        -    26% lease burdens

EST. COST TO VERIFY:             $47.5K     -    27 mi. 2-D seismic acquisition,
                                                 reprocessing & interpretation

EST. COST OF 3-D SURVEY:         $1.2MM     38 SQ. MILE SURVEY
                                            ------------------
                                            -    survey design
                                            -    options,  permits  & damages
                                            -    acquisition & acq. QC
                                            -    processing
                                            -    interpretation

EST. COST OF ACREAGE:            $220K      -    $200K bonus

                                            -    $20K brokerage

EST. COST TO DRILL TEST WELL     $3.25MM    18.500' TEST WELL

TOTAL EST. COSTS:                $4,717,500

                                EXHIBIT "A---"

PROSPECT:                        DORCYVILLE DEEP

PARISH:                          IBERVILLE

AREA:                            2,000 ACRES

OBJECTIVES:

POTENTIAL RESERVES:              400 BCFE

POTENTIAL PAY ZONES:             4

EST. NET LEASEHOLD:              74%        -    26% lease burdens

EST. COST TO VERIFY:             $47.5K     -    27 mi. 2-D seismic acquisition,
                                                 reprocessing & interpretation

EST. COST OF 3-D SURVEY:         $1.2MM     38 SQ. MILE SURVEY
                                            ------------------
                                            -    survey design
                                            -    options,  permits  & damages
                                            -    acquisition & acq. QC
                                            -    processing
                                            -    interpretation

EST. COST OF ACREAGE:            $220K      -    $200K bonus

                                            -    $20K brokerage

EST. COST TO DRILL TEST WELL     $3.25MM    18.500' TEST WELL

TOTAL EST. COSTS:                $4,717,500

                              EXHIBIT "A-6"

PROSPECT:                        CHALKLEY SHALLOW

PARISH:                          CAMERON

AREA:                            600 ACRES

OBJECTIVES:                      MIDDLE AND LOWER MIOCENE (AMPHISTEGINA B AND

                                 SIPHONINA DAVISI)

POTENTIAL RESERVES:              35 BCFE

POTENTIAL PAY ZONES:             2

EST. NET LEASEHOLD:              74%        -    26% lease burdens

EST. COST TO VERIFY:             $0         -    COVERED BY 40 MI. 2-D SEISMIC
                                                 -----------------------------
                                                 ACQUIRED, REPROCESSED AND

                                                 INTERPRETED FOR CHALKLEY DOME
                                                 DEEP PROSPECT.

EST. COST OF 3-D SURVEY:         $0              COVERED BY 18 SQ. MILE SURVEY
                                                 -----------------------------
                                                 SHOT OVER CHALKLEY DOME DEEP
                                                 PROSPECT.  NO INCREMENTAL COSTS

EST. COST OF ACREAGE:            $50K            ONLY IF CHALKLEY DEEP PROSPECT

                                                 NOT PURSUED; OTHERWISE INCLUDED

                                                 IN CHALKLEY DOME DEEP PROSPECT

                                LAND COSTS.

EST. COST TO DRILL TEST WELL     $500K           10.00' TEST WELL

TOTAL EST. COSTS:                $550            ONLY IF CHALKLEY DEEP PROSPECT
                                                 ------------------------------
                                                 NOT PURSUED.

ALTERNATE TOTAL COSTS:           $500K           LAND INCL., CHALKLEY DEEP

                                  EXHIBIT "B"

(ATTACHED TO AND MADE A PART OF THAT CERTAIN LETTER AGREEMENT DATED SEPTEMBER 20, 1994, BY AND BETWEEN 3DX TECHNOLOGIES, INC. AND TEXOIL COMPANY.)

                            CURRENT PROSPECT COSTS

                           GENERATING       INITIAL
                              COSTS          REVIEW         TOTAL

---------------------------------------- -------------- -------------
1.  CREOLE                       $15,800         $3,689.14    $19,489.14
2.  W. CAMERON                   $20,200        $27,694.15    $47,894.15
3.  RACELAND                     $15,000        $25,550.95    $40,550.95
4.  DORCYVILLE DEEP              $58,700        $11,611.18    $70,311.18
5.  CHALKLEY DEEP                $21,700         $3,984.13    $25,684.13
6.  CHALKLEY SHALLOW*                 $0             $0            $0

                                           GRAND TOTAL:      $203,929.55
----------------------------------------                    -------------

* All Chalkley Shallow costs have been allocated to Chalkley Deep in Texoil's records, since the shallow play would probably not be pursued except in conjunction with the deep play.

                                  EXHIBIT "C"

3DX will provide the following services for Tcxoil and the joint venture:

      (a) Review and evaluate the 2-d seismic data acquired by Texoil relative to Subject Prospects and advise Texoil as to the aspects that are suitable and appropriate for a 3-D seismic survey.

      (b) Design the 3-D geophysical survey for each prospect selected for the survey, including without limitation, the location of and other specifications associated with seismic shot holes and lines;

      (c) Provide Tcxoil with an estimate of the cost of the 3-D geophysical prograin for each selected prospect and obtain Texoil's authority to implement the proposed 3-D geophysical program;

      (d) Contract with a reputable seismic contractor approved by Texoil to conduct the seismic work, oversee the acquisition of seismic data, and provide quality control services in regard thereto;

      (e) Gather, record, analyze, process and interpret the seismic data for each selected prospect utilizing computer-aided exploration technologies ("CAEX"); and

      (f) Prepare and deliver to Texoil a presentation of 3DX's findings and interpretations.

3DX will provide Texoil with complete copies, either in documentary form or on computer tape, of all information and data acquired pursuant to the 3-Dl geophysical program. 3DX will not charge Texoil any fees or overhead costs in connection with performing 3DX's functions as manager of the 3-D geophysical program. All 3-Dl seismic information obtained pursuant to this agreement will be the property of Texoil] and the joint venture.